PHOTO OF              PHOTO OF               PHOTO OF            AERIAL PHOTO
WHITEMARK             WOODEN FRAME           FAMILY       OF HOUSING DEVELOPMENT
EMPLOYEES


                                      LOGO
                                    WHITEMARK
                                      HOMES

                   FINANCIAL ANALYSTS - MONEY MANAGERS SOCIETY
                                  PRESENTATION
                                  JULY 23, 2002

                              PRESENTATION OVERVIEW

O OUR COMPANY

0 OUR MANAGEMENT

0 OUR PRODUCT

O OUR INDUSTRY

O OUR FINANCIALS

O OUR FUTURE

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                                  BRIEF HISTORY


                          WHITEMARK HOMES, INC. (WTMK)


               (WTMK does a reverse merger with GTII - April 2001)


                       GOLDEN TRIANGLES INDUSTRIES (GTII)


                     (WTMK merges with NFC - September 2001)


                         NORTH FLORIDA CONSULTING (NFC)


                         (WTMK is the surviving entity)

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                              WHITEMARK HOMES INC.



O  FOUNDED OVER 20 YEARS AGO


O  STRONG REPUTATION FOR QUALITY WORK


O  DEVELOPED MORE THAN 40 COMMUNITIES


O  HIGHLY QUALIFIED MANAGEMENT TEAM


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                                 MANAGEMENT TEAM
                                   -----------


O  LARRY WHITE:                         PRESIDENT AND CEO


O  MITCHELL GORDON:                     CHIEF FINANCIAL OFFICER


O  BILL RIGSBY:                         VICE PRESIDENT OPERATIONS


O  ED BROWNING:                         DIRECTOR OF ACQUISITIONS


O  MIKE MCCLARY:                        PRESIDENT, HOME FUNDING CORP.



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                            NORTH FLORIDA CONSULTING

O  SPECIALIZES IN VACATION RESORT AND CONDOMINIUM
   COMMUNITIES


O  BEACHFRONT AND MARINA ACCESS COMMUNITIES


O  STRONG PRESENCE AND REPUTATION THROUGHOUT THE FLORIDA
   PANHANDLE


O  THE COMPANY ALSO DEVELOPS MIXED USE PROJECTS INCLUDING
   COMMERCIAL PROPERTIES AND MAJOR HOTEL PROJECTS


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                          CURRENT PROJECTS - SNAPSHOT




        PHOTO OF                   MAP                     PHOTO OF HOUSE
       ENTRANCE TO
       DEVELOPMENT


      GLENBROOK               BEAR GULLY FOREST            MAGNOLIA LANDING








    AERIAL PHOTO                DRAWING OF                PHOTO OF HIGH RISE
                               DEVELOPMENT


 LONG POINT COVE               CYPRESS BREEZE                MUIRFIELD



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GLENBROOK - A VACATION RESORT
HOME COMMUNITY


O  7 MILES FROM DISNEY               PHOTO OF                  AERIAL PHOTO OF
                                    ENTRANCE TO                  DEVELOPMENTS
                                    DEVELOPMENT

O  UNIQUE CENTRALIZED
   MANAGEMENT CONCEPT
                                                     DRAWING OF HOUSE

O  MAJOR RELATIONSHIPS WITH
   DOMESTIC AND
   INTERNATIONAL TOUR
   OPERATORS SUCH AS VIRGIN,            PHOTO OF
   BRITISH AIRWAYS, ETC.                HOUSE                   PHOTO OF HOUSE

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                           2001 FINANCIAL HIGHLIGHTS


                                     2001           2000           VARIANCE
----------------------         -------------------------------------------------
TOTAL ASSETS:                    $86,907,000     $8,855,000      $78,052,000

TOTAL SALES:                     $11,358,000     $12,162,000     ($804,000)

TOTAL GROSS PROFIT:              $2,938,000      $2,160,000      $778,000

NET INCOME BEFORE TAX:           $413,000        ($684,000)      $1,097,000

STOCK HOLDERS EQUITY:            $17,914,000     $1,569,000      $16,345,000

EARNINGS PER SHARE:              $.03            ($.13)          $.16



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                            2002 FINANCIAL GUIDANCE

                                     2002E          2001           VARIANCE
----------------------         -------------------------------------------------


TOTAL SALES:                     $55,000,000     $11,358,000     $43,642,000

GROSS PROFIT:                    $6,500,000      $2,938,000      $3,562,000

NET INCOME BEFORE TAX:           $3,250,000      $413,000        $2,837,000

STOCK HOLDERS EQUITY:            $21,224,000     $17,914,000     $3,310,000

EARNINGS PER SHARE:              $.26            $.03            $.23




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                             INDUSTRY BENCHMARKING


                               BENCHMARK*          WTMK 2002E          VARIANCE
                               -------------------------------------------------

EBITDA MARGINS:                   12.4%                13.2%             .8%

RETURN ON EQUITY:                 26.7%                10.7%           (16.0%)

P/E RATIO:                         9.8X                 1.6X             8.2X

5 YR. REV. CAGR:                  24.3%               101.8%            77.5%

5 YR. EBITDA CAGR:                38.3%               190.1%            151.8%


* INFORMATION OBTAINED FROM DEUTSCHE BANK RESEARCH BASED ON SELECTED SMALL/MID CAP. HOMEBUILDERS.



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                            MERGERS, ACQUISITIONS &
                                   FINANCING

MERGERS AND ACQUISITIONS:
------------------------
O GROWTH THROUGH POTENTIAL MERGER OR ACQUISITION WITH OTHER REAL ESTATE DEVELOPMENT COMPANIES


FINANCING:
---------
O  $5,000,000 BOND OFFERING, AAA RATED BY STANDARD AND POORS - 3RD QTR.

O  $25,000,000 SECONDARY OFFERING OR CONVERTIBLE DEBENTURE - 3RD/4TH QTR.

O  $10,500,000 EQUITY LINE - 3RD QTR.

O CONTINUED FINANCING THROUGH LOCAL AND NATIONAL BANKS, AS WELL AS PRIVATE INVESTOR CAPITAL




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                             HOME MORTGAGE BUSINESS

O  SPECIALIZES IN A NICHE MARKET WITH EFFICIENT OPERATIONS


O  UNTAPPED CAPACITY BOTH FROM INTERNAL AND EXTERNAL TRANSACTIONS


O  OFFERS A WIDE RANGE OF MORTGAGE OPTIONS NOT OFFERED BY THE
   MAJORITY OF MORTGAGE BROKERS IN THE US


O ABILITY TO ACTUALLY UNDERWRITE MORTGAGE LOANS AND SELL TO WHOLESALE MORTGAGE BANKING INSTITUTIONS FOR GREATER PROFIT


O  THE COMPANY IS IMPLEMENTING A BUSINESS PLAN WHEREBY THE HOME
   MORTGAGE BUSINESS WILL BE A GROWTH ORIENTED PROFIT CENTER


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                                 THE ROAD AHEAD



O  REAL ESTATE DEVELOPMENT


   - CENTRAL FLORIDA


   - FLORIDA PANHANDLE AREA

                                                             DRAWING OF ROAD
   - TEXAS AND OTHER AREAS



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                                 CENTRAL FLORIDA

O FLORIDA IS THE FOURTH MOST POPULOUS STATE AND WAS THE THIRD FASTEST GROWING ACCORDING TO THE 1999 US CENSUS

O IN EACH OF THE LAST THREE YEARS ORLANDO HAS RANKED AMONG THE TOP TEN US METRO AREAS IN TERMS OF THE GROWTH OF TOTAL JOBS

O     FLORIDA HAS EXPERIENCED A 6% JOB GROWTH RANKING FOURTH IN THE US

O FLORIDA HAS ISSUED MORE HOUSING PERMITS THAN ANY OTHER STATE IN THE NATION DURING FIRST TWO MONTHS OF 2002

O CENTRAL FLORIDA ANTICIPATES OVER 90,000 NEW JOBS WILL BE CREATED OVER THE NEXT THREE YEARS






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                                FLORIDA PANHANDLE


O     BEACHES RATED #1 FOR THE 6TH
      STRAIGHT YEAR BY USA TODAY

O     DESTIN IS A TOP "DRIVE TO" RESORT               PHOTO OF SUNSET
      COMMUNITY

O     PROPERTIES ARE SCARCE DUE TO LARGE
      PRESERVE AREAS, AS WELL AS
      MORATORIUM ON HIGH RISE CONDOS

O LOCAL GOV'T SPENDING MILLIONS ON DEVELOPING INFRASTRUCTURE AND NEW INTERNATIONAL AIRPORT









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EXPANSION INTO
HOUSTON AND                                           [MAP OF STATE OF TEXAS]
GALVESTON, TEXAS                                      WHITEMARK LOGO


O     NEGOTIATING TO PURCHASE 1100 ACRES OF BEACH FRONT PROPERTY IN
      GALVESTON

O     NEGOTIATING TO DEVELOP A MAJOR FIVE STAR HOTEL

O NEGOTIATING TO DEVELOP A HIGH RISE CONDOMINIUM, HOTEL/CONFERENCE CENTER AND GOLF COURSE COMMUNITY







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                                  ECONOMIC FACTORS



O     LARGEST CHANGES IN DEMOGRAPHICS
      - BABY BOOMERS
      - IMMIGRATION

O BOOMERS ARE REACHING THEIR PEAK IN HOME BUYING, MANY WILL PURCHASE VACATION HOMES AND TRADE UP

O 2ND GENERATION BOOMERS (ECHO BOOMERS) WILL FORM ABOUT 20,000,000 HOUSEHOLDS, INCREASING THE DEMAND FOR ENTRY LEVEL HOMES

O     IMMIGRANTS WILL CONTRIBUTE 1/3 OF THE NEW HOME BUYING GROWTH THROUGHOUT
      THE US





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                                HOUSING INDUSTRY

O HOUSING PRODUCTION'S LONG TERM SUCCESS DOESN'T DEPEND ON WAVERING BUSINESS CYCLES BUT RATHER DEMOGRAPHICS, CHANGING TECHNOLOGY, AND SHIFTING BUYER PREFERENCES

O JOINT CENTER FOR HOUSING STUDIES AT HARVARD PROJECTED HOUSEHOLD GROWTH OF ABOUT 12 MILLION THIS DECADE, UP FROM 11.5 MILLION IN THE 1990'S

O FOR MOST AMERICANS HOME OWNERSHIP IS STILL THE BIGGEST INVESTMENT THEY WILL MAKE AND STRIVE TO DO

O     SALES/INVENTORY RATIO IS LOWEST IT HAS BEEN SINCE 1960



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                              OVERCOMING OBSTACLES



O     PRIMARY CHALLENGE WITHIN THE HOUSING INDUSTRY

          > TIGHT LABOR MARKET
          > GOVERNMENTAL REGULATIONS
          > AFFORDABILITY

O GIVEN OUR APPROACH TO MARKET AND CONSTRUCTION TECHNIQUES WE FEEL WE ARE WELL POSITIONED TO, NOT ONLY OVER COME THESE ISSUES BUT
      CAPITALIZE ON THEM.


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PHOTO OF                                        PHOTO OF
WHITEMARK               PHOTO OF                FAMILY           AERIAL VIEW OF
EMPLOYEES               WOODEN                               HOUSING DEVELOPMENT
                        FRAME

                                   CONCEPT TO
                                    COMMUNITY

                            THE WHITEMARK DIFFERENCE

                                      LOGO
                                    WHITEMARK
                                    H O M E S

                                   OTCBB: WTMK

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